                         SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, D.C.  20549


                                      FORM 8-K

                                   CURRENT REPORT


                      Pursuant to Section 13 or 15 (d) of the
                          Securities Exchange Act of 1934


                                     June 9, 1998


             -----------------------------------------------------------
                   Date of Report (Date of Earliest Event Reported)



                             INTERNATIONAL PAPER COMPANY
             -----------------------------------------------------------
                (Exact name of Registrant as specified in its charter)



NEW YORK                             1-3157                13-0872805
--------------------------------------------------------------------------------
(State of                          (Commission            (IRS Employer
Incorporation)                        File)            Identification Number)





                     Two Manhattanville Road, Purchase, NY  10577
             -----------------------------------------------------------
                       (Address of Principal executive offices)


                                     914-397-1500
                                    --------------
                                   (Telephone No.)

                          SECURITIES AND EXCHANGE COMMISSION

                               WASHINGTON, D.C.  20549

ITEM 1.   CHANGES IN CONTROL OF REGISTRANT

          N/A

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

          N/A

ITEM 3.   BANKRUPTCY OR RECEIVERSHIP

          N/A

ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

          N/A

ITEM 5.   OTHER EVENTS

          The Company announced a restructuring of the company, changes in senior management responsibility and the appointment of additional officers.

          The executives officers of the Company are now:

          W. Michael Amick, Executive Vice President-Industrial Packaging, responsible for the company's Containerboard & Kraft businesses, U.S. Container and International Container;

          James P. Melican, Executive Vice President-Legal & External Affairs, responsible for Business Development and Planning, Corporate Communications, Public Affairs, Investor Relations, Legal, Secretary's Office, IP Realty and the company's business development in Asia and Latin/South America.

          David W. Oskin, Executive Vice President-Consumer Packaging, responsible for the Company's Bleached Board, Liquid Packaging, Folding Carton and Imperial Bondware businesses, and for Carter Holt Harvey;

          C. Wesley Smith, Executive Vice President-Operations Group, responsible for Technology, Logistics, Environment Health & Safety, Work Systems,

          Quality Management staff organizations, Land & Timber, and Logging & Fiber Supply.

          Milan J. Turk, Executive Vice President-Specialty Businesses, responsible for Arizona Chemical, Petroleum & Minerals, Industrial Papers, Fine Papers and Pulp.

          Robert M. Amen, president of International Paper-Europe, responsible for Aussedat Rey, Zanders, Tait and Kwidzyn operations;

          Robert M. Byrnes, Senior Vice President-Human Resources, responsible for Human Resources.

          Thomas E. Costello, Senior Vice President-Distribution, responsible for the Company's distribution activities;

          Douglas Fox, Senior Vice President-Marketing, responsible for Marketing and Corporate Advertising.

          Marianne M. Parrs, Senior Vice President-Administration and Chief Financial Officer, responsible for Finance, Information Technology, and Human Resources.

          William H. Slowikowski, Senior Vice President-Printing Papers, responsible for Printing & Office Papers, Coated Publication & Bristols, and Converting & Specialty;

          Manco Snapp, Senior Vice President-Building Materials, responsible for the Company's Decorative Products, Masonite and Wood Products businesses;

ITEM 6.   RESIGNATIONS OF REGISTRANT'S DIRECTORS

          N/A

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

          (a)  Financial Statements:

          N/A

          (b)  Pro Forma Financial Information:

          N/A

          (c)   Exhibits


ITEM 8.   CHANGES IN FISCAL YEAR

          N/A





                                      SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                              INTERNATIONAL PAPER COMPANY
                              (Registrant)



Date:  June 9, 1998                /s/ CAROL M. SAMALIN
       Purchase, NY                --------------------------------
                                   Carol M. Samalin
                                   Assistant Secretary